                                                           [LOGO] PIONEER
                                                                  INVESTMENTS(R)

      PIONEER
      BOND FUND

      ANNUAL REPORT 6/30/01

TABLE OF CONTENTS

Letter from the President                                                      1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          17

Notes to Financial Statements                                                 23

Report of Independent Public Accountants                                      27

Trustees, Officers and Service Providers                                      28

The Pioneer Family of Mutual Funds                                            29

PIONEER BOND FUND

LETTER FROM THE PRESIDENT 6/30/01

DEAR SHAREOWNER,

The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 6/30/01

PORTFOLIO MATURITY

(As a percentage of total investment portfolio)

                                    [CHART]

0 - 1 year                                                                  4.5%
1 - 3 years                                                                13.8%
3 - 4 years                                                                13.9%
4 - 6 years                                                                37.1%
6 - 8 years                                                                13.3%
8+ years                                                                   17.4%

PORTFOLIO QUALITY

(As a percentage of total investment portfolio)

                                    [CHART]

AAA                                                                         1.6%
AA                                                                          4.7%
A                                                                          21.4%
BBB                                                                        21.1%
BB                                                                          8.1%
B & Lower                                                                   9.7%
Commerical Papaer                                                           3.7%
Foreign Government Sponsored                                                1.1%
U.S. Government and Agency Obligations                                     28.6%

10 LARGEST HOLDINGS

(As a percentage of debt holdings)
 1. Federal National Mortgage
    Association, 7.0% TBA 30 YRS                                           3.57%
 2. U.S. Treasury Bonds, 8.0%,                                             2.65
    11/15/21
 3. U.S. Treasury Bonds, 6.25%,                                            2.58
    8/15/23
 4. Ford Capital BV, 9.5%, 2010                                            2.42
 5. Government National Mortgage
    Association, 7.0%, 8/15/29                                             2.25
 6. U.S. Treasury Notes, 7.5%,                                             2.13%
    11/15/16
 7. Continental Cablevision, Inc.,                                         1.77
    9.5%, 8/01/13
 8. General Motors Corp., 9.4%,                                            1.67
    7/15/21
 9. Government National Mortgage
    Association, 7.0%, 7/15/29                                             1.62
10. Bank of Montreal, 7.8%,                                                1.53
    4/01/07

PERFORMANCE UPDATE 6/30/01                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    6/30/01         6/30/00
                             $8.78           $8.47

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(6/30/00-6/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.573               --               --

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF JUNE 30, 2001)

                                                                          PUBLIC
                                                        NET ASSET        OFFERING
PERIOD                                                    VALUE            PRICE*
10 Years                                                   6.92%           6.44%
5 Years                                                    6.02            5.04
1 Year                                                    10.70            5.71

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                                    [CHART]

      The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                  CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    6/30/01         6/30/00
                             $8.77           $8.44

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(6/30/00-6/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.472               --               --

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

                                                                IF         IF
PERIOD                                                         HELD     REDEEMED*
Life-of-Class                                                  5.33%      5.33%
(4/4/94)
5 Years                                                        5.17       5.01
1 Year                                                         9.71       5.71

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                                    [CHART]

+ Index comparisons begin 4/30/94. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                  CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    6/30/01         6/30/00
                             $8.73           $8.46

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(6/30/00-6/30/01)            DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.512               --               --

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

                                                                IF         IF
PERIOD                                                         HELD     REDEEMED
Life-of-Class                                                  9.46%      9.46%
(1/31/96)
5 Years                                                        5.06       5.06
1 Year                                                         9.45       9.45

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                                    [CHART]

      The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

The 12 months ended June 30, 2001, provided a generally positive period for bond market investing. Long- and intermediate-term government bonds posted the best relative performance during the first six months, while investment-grade corporate bonds and shorter-term securities led the market during the second six months. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Bond Fund's performance during the fiscal year. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q: WHAT FACTORS CONTRIBUTED TO PIONEER BOND FUND'S PERFORMANCE DURING THE FISCAL YEAR ENDED JUNE 30, 2001?

A: The Fund performed quite well during a period in which bonds proved to be an excellent investment. Our focus on intermediate-maturity Treasury and government agency securities early in the period and the continuing emphasis on investment-grade corporate bonds throughout the fiscal year all supported performance. In a year in which interest rates generally declined, with long- and intermediate-term rates falling during the first six months and short-term rates declining in the final six months, we gradually extended the Fund's duration, a measure of a bond's price sensitivity to changes in interest rates. This strategy helped the Fund's performance on both a total return and yield basis. On June 30, 2001, the Fund's effective duration was about 5.3 years, compared to 5.1 years at the start of 2001. The Fund's 30-day SEC yield on Class A shares on June 30, 2001, was 6.22%. Total return for the Fund's Class A shares at net asset value was 10.70% for the 12 months, while Class B shares returned 9.71% and Class C shares had a return of 9.46%. During the same 12 months, the Lehman Aggregate Bond Index returned 3.61%, while the average return in Lipper Inc.'s corporate debt A-rated category was 10.19%. (Lipper is an independent company that tracks mutual fund performance.)

Q:    HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT FOR BONDS?

A: We had a positive backdrop for bond investing. During the first six months, U.S. government, mortgage-backed securities and high-grade corporate bonds delivered the best relative performance. As the financial markets gradually realized that the domestic economy was slowing, investors began to anticipate an easing of monetary policy by the Federal Reserve. Long-term rates declined dramatically during these first six months, leading to strong performance by high-grade, longer-maturity bonds. In the final six months of the fiscal year - the first six months of 2001 - the Federal Reserve Board moved aggressively to stimulate economic growth by easing monetary policy through cuts in short-term interest rates. The central bank reduced the Fed funds rate six different times, by a total of 2.75%, during this period, causing other short-term interest rates to fall also. Longer-term rates, which had fallen earlier in anticipation of the Fed's actions, actually rose slightly during the period, although they remained well below the levels of a year earlier.

      During this latter six-month period, corporate securities - which the Fund usually emphasizes - in general provided excellent relative performance. Investment-grade bonds performed very well, as did much of the lower-rated, high-yield market, with the notable exception of telecommunications bonds.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES?

A: Throughout the fiscal year, we placed the greatest emphasis on corporate bonds, especially investment-grade corporates, and we increased that focus during the final six months. At the end of the fiscal year, on June 30, 2001, investment-grade corporate bonds totaled 47% of the portolio. We tended to emphasize industries such as finance and basic materials that could benefit from lower interest rates and an improving economy in the second half of 2001. Another 17% of assets were invested in high-yield corporate bonds, although we avoided investments in lower-grade high-yield telecommunications bonds. We did have some holdings in investment-grade telecommunications bonds from industry-leading companies such as Worldcom and Qwest Capital Funding, which we believed had the financial strength to survive the shakeout in the industry. We lowered our weighting in Treasury and government agency securities during the final six months, although very late in the period we added to our long-term Treasury positions to take advantage of attractive prices.

      We extended the Fund's duration during the year. The rise in long-term interest rates, despite the Fed's aggressive rate cutting, had made long-term rates attractive given the continued low level of inflation.

      At the end of the period, average credit quality remained A, as measured by Standard & Poor's, an independent bond rating agency, where it was six months ago.

Q:    WHAT IS YOUR OUTLOOK AFTER SUCH A STRONG PERIOD FOR FIXED-INCOME
      INVESTING?

A: We believe opportunities in non-Treasury securities, particularly corporate bonds, appear attractive. Aggressive action by the federal government, both in monetary policy and fiscal policy, should have their effects. We expect the Federal Reserve's interest-rate cuts to be felt in the economy during the coming months, while the recently enacted tax cuts will result in lower payroll taxes as well as tax-refund checks to consumers, beginning in July 2001. We believe the U.S. economy should slowly strengthen, with corporate profits beginning to improve in the next several quarters. Corporate bonds, including high-yield securities, should do well.

      We think the Fund is well positioned to do well both on a current yield and on a total return basis, given its emphasis on corporate securities. We believe these investments, with their relatively high income, represent good value compared both to stocks and to insured bank products, including certificates of deposits. While bond funds can fluctuate in value and carry no insurance, we believe their yield advantages make them very attractive.

SCHEDULE OF INVESTMENTS 6/30/01

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         CONVERTIBLE CORPORATE BONDS - 1.0 % CONSUMER
                         CYCLICALS - 0.4 %
                         AUTO PARTS & EQUIPMENT - 0.4 %
$   800,000  B/B2        Mascotech Inc., 4.5%, 12/15/03                       $    649,000
                                                                              ------------
                         TOTAL CONSUMER CYCLICALS                             $    649,000
                                                                              ------------
                         ENERGY - 0.6 %
                         OIL & GAS (PRODUCTION/EXPLORATION) - 0.6 %
  1,007,000  BB/B1       Pogo Producing Co., 5.5%, 6/15/06                    $    895,515
                                                                              ------------
                         TOTAL ENERGY                                         $    895,515
                                                                              ------------
                         TOTAL CONVERTIBLE CORPORATE BONDS
                         (Cost $1,468,177)                                    $  1,544,515
                                                                              ------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2 %
                         FINANCIALS - 1.2 %
                         INSURANCE (MULTI-LINE) - 1.2 %
  1,000,000  AA/Aa2      National Realty Finance 1999-A2, 6.48%,
                         1/15/09                                              $    996,875
    780,565  AAA/Aaa     Prudential Securities Secured Financing Co.,
                         Series 1999-Nr1 A1, 6.074%, 1/15/08                       782,150
                                                                              ------------
                         TOTAL FINANCIALS                                     $  1,779,025
                                                                              ------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $1,799,468)                                    $  1,779,025
                                                                              ------------
                         CORPORATE BONDS - 64.4 %
                         BASIC MATERIALS - 5.3%
                         CHEMICALS (DIVERSIFIED) - 0.7 %
  1,000,000  B/B2        Huntsman ICI Chemicals, 10.125%, 7/1/09              $    990,000
                                                                              ------------
                         CHEMICALS (SPECIALTY) - 0.7 %
  1,000,000  BB/Ba3      Arco Chemical Co., 9.8%, 2/1/20                      $    970,000
                                                                              ------------
                         CONTAINERS & PACKAGING (PAPER) - 0.5 %
    800,000  B/B2        Stone Container, 9.75%, 2/1/11(144A)                 $    814,000
                                                                              ------------
                         IRON & STEEL - 2.1 %
  1,000,000  AA-/A1      Nucor Corp., 6.0%, 1/1/09 (144A)                     $    916,240
                                                                              ------------
  2,000,000  BBB/Baa1    USX Corp., 8.125%, 7/15/23                              2,126,140
                                                                              ------------
                                                                              $  3,042,380
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         PAPER & FOREST PRODUCTS - 1.3 %
$   900,000  BB-/B1      Fibermark, Inc., 10.75%, 4/15/11(144A)               $    918,000
  1,000,000  BBB+/A3     Mead Corp., 8.125%, 2/1/23                                944,930
                                                                              ------------
                                                                              $  1,862,930
                                                                              ------------
                         TOTAL BASIC MATERIALS                                $  7,679,310
                                                                              ------------
                         CAPITAL GOODS - 0.7 %
                         WASTE MANAGEMENT - 0.7 %
  1,000,000  BB/Ba3      Azurix Corp., 10.375%,2/15/07                        $  1,005,000
                                                                              ------------
                         TOTAL CAPITAL GOODS                                  $  1,005,000
                                                                              ------------
                         COMMUNICATION - 1.5 %
                         CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.6 %
  1,000,000  B/B3        Crown Castle International Corp., 9.0%,
                         5/15/11                                              $    870,000
                                                                              ------------
                         TELECOMMUNICATIONS (LONG DISTANCE) - 0.9 %
  1,350,000  BBB+/A3     Worldcom, Inc., 7.5%, 5/15/11                        $  1,313,213
                                                                              ------------
                         TOTAL COMMUNICATION                                  $  2,183,213
                                                                              ------------
                         CONSUMER CYCLICALS - 6.8 %
                         AUTOMOBILES - 1.6 %
  2,000,000  A/A2        General Motors Corp., 9.4%, 7/15/21                  $  2,352,580
                                                                              ------------
                         BUILDING MATERIALS - 1.0 %
    750,000  B/B2        NCI Building Systems, Inc., 9.25%, 5/1/09            $    686,250
    750,000  B+/B1       Nortek Inc., 9.125%, 9/1/07                               735,000
                                                                              ------------
                                                                              $  1,421,250
                                                                              ------------
                         HARDWARE & TOOLS - 0.3 %
    500,000  B+/B2       Scott's Corp., 8.625%, 1/15/09                       $    502,500
                                                                              ------------
                         PUBLISHING (NEWSPAPERS) - 1.7 %
  1,000,000  BBB/Baa2    Harcourt General,Inc., 7.3%, 8/1/97                  $    884,960
  1,500,000  BBB-/Baa3   News America Holdings, Inc., 10.125%,
                         10/15/12                                                1,647,045
                                                                              ------------
                                                                              $  2,532,005
                                                                              ------------
                         RETAIL (DISCOUNTERS) - 1.5 %
  1,000,000  AA/Aa2      Wal-Mart Stores, Inc., 8.62%, 1/1/10                 $  1,085,630
  1,000,000  AA/Aa2      Wal-Mart Stores, Inc., 8.5%, 9/15/24                    1,097,130
                                                                              ------------
                                                                              $  2,182,760
                                                                              ------------
                         TEXTILES (APPAREL) - 0.7 %
  1,000,000  BBB/Baa2    Jones Apparel Group, Inc., 7.875%, 6/15/06           $  1,024,330
                                                                              ------------
                         TOTAL CONSUMER CYCLICALS                             $ 10,015,425
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         CONSUMER STAPLES - 10.8 %
                         BROADCASTING (CABLE/TELEVISION/RADIO) - 5.1 %
$ 1,000,000  BB+/Baa1    British Sky Broadcasting, 8.2%, 7/15/09              $    994,118
  1,000,000  B+/B2       Charter Communications Holdings LLC.,
                         8.25%, 4/1/07                                             937,500
  2,200,000  A/A3        Continental Cablevision, Inc., 9.5%, 8/1/13             2,488,684
  1,500,000  BBB/Baa1    Cox Enterprises, 7.375%, 6/15/09(144A)                  1,499,370
  1,250,000  A/A3        Tele-Communications, Inc., 10.125%, 4/15/22             1,551,800
                                                                              ------------
                                                                              $  7,471,472
                                                                              ------------
                         DISTRIBUTORS (FOOD & HEALTH) - 2.2 %
  1,150,000  B-/B3       Fisher Scientific International Inc., 9.0%,
                         2/1/08                                               $  1,138,500
  1,000,000  BBB/Baa3    SUPERVALU Inc., 8.875%, 11/15/22                          918,990
  1,250,000  B/B2        Wesco Distribution Inc., 9.125%, 6/1/08                 1,187,500
                                                                              ------------
                                                                              $  3,244,990
                                                                              ------------
                         ENTERTAINMENT - 2.2 %
  1,000,000  B/B3        Premier Parks, Inc., 9.75%, 6/15/07$                    1,010,000
  1,500,000  BBB+/Baa1   Time Warner Inc., 9.15%, 2/1/23                         1,728,090
    500,000  A-/A3       Viacom Inc., 7.875%, 7/30/30                              524,245
                                                                              ------------
                                                                              $  3,262,335
                                                                              ------------
                         FOODS - 1.3 %
    600,000  BBB/Baa2    Kellogg Co., 6.6%, 4/1/11 (144A)                     $    586,014
  1,000,000  BBB+/A3     Ralston Purina, 9.3%, 5/1/21                            1,236,460
                                                                              ------------
                                                                              $  1,822,474
                                                                              ------------
                         TOTAL CONSUMER STAPLES                               $ 15,801,271
                                                                              ------------
                         ENERGY - 8.2%
                         OIL (DOMESTIC INTEGRATED) - 1.4 %
  2,000,000  BBB/Baa2    Phillips Petroleum Co., 9.18%, 9/15/21               $  2,113,060
                                                                              ------------
                         OIL (INTERNATIONAL INTEGRATED) - 1.6 %
  1,053,000  AA+/Aa1     Imperial Oil Ltd., 8.75%, 10/15/19                   $  1,091,793
  1,200,000  A+/A1       Texaco Capital Corp., 8.25%, 10/1/06                    1,330,536
                                                                              ------------
                                                                              $  2,422,329
                                                                              ------------
                         OIL & GAS (DRILLING & EQUIPMENT) - 2.0 %
    750,000  B+/B1       Parker Drilling Co., 9.75%, 11/15/06                 $    772,500
    600,000  A-/Baa2     Transocean SedcoForex,6.625%, 4/15/11                     589,932
  1,500,000  A-/A3       Nabors Industries, Inc., 6.8%, 4/15/04                  1,532,520
                                                                              ------------
                                                                              $  2,894,952
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         OIL & GAS (PRODUCTION/EXPLORATION) - 2.5 %
$ 1,000,000  BB/Ba2      EOTT Energy Partners L.P., 11.0%, 10/1/09            $  1,082,500
  2,000,000  BB+/Ba1     Gulf Canada Resources Ltd., 9.625%,
                         7/1/05                                                  2,069,320
    500,000  BBB-/Baa3   Pure Resources, Inc., 7.125%, 6/15/11
                         (144A)                                                    491,730
                                                                              ------------
                                                                              $  3,643,550
                                                                              ------------
                         OIL & GAS (REFINING & MARKETING) - 0.7 %
  1,000,000  BBB/Baa2    Ashland Oil Co.,8.8%, 11/15/12                       $  1,090,790
                                                                              ------------
                         TOTAL ENERGY                                         $ 12,164,681
                                                                              ------------
                         FINANCIALS - 17.1%
                         BANKS (MAJOR REGIONAL) - 3.0 %
  1,550,000  A-/A2       Corestates Capital Corp., 9.375%, 4/15/03            $  1,665,010
  2,000,000  A+/A1       Mellon Bank NA, 7.375%, 5/15/07                         2,132,120
    500,000  A/A2        Republic New York Corp., 9.3%, 6/1/21                     590,275
                                                                              ------------
                                                                              $  4,387,405
                                                                              ------------
                         BANKS (MONEY CENTER) - 1.4 %
  1,000,000  A/Aa3       BankAmerica, 7.4%, 1/15/11                           $  1,040,770
  1,000,000  A+/Aa3      National Westminster Bancorp, Inc., 9.375%,
                         11/15/03                                                1,094,630
                                                                              ------------
                                                                              $  2,135,400
                                                                              ------------
                         BANKS (REGIONAL) - 1.5 %
  2,000,000  A+/A1       Bank of Montreal, 7.8%, 4/1/07                       $  2,152,180
                                                                              ------------
                         CONSUMER FINANCE - 3.4 %
  1,000,000  BB+/Baa3    Capital One Financial Corp., 7.125%, 8/1/08          $    915,000
  3,000,000  A/A2        Ford Capital BV, 9.5%, 6/1/10                           3,415,530
    600,000  BBB+/Baa3   Qwest Capital Funding, 7.25%, 2/15/11(144A)               591,756
                                                                              ------------
                                                                              $  4,922,286
                                                                              ------------
                         FINANCIAL (DIVERSIFIED) - 3.2 %
  1,000,000  A+/A2       American General Finance Corp., 8.125%, 8/15/09      $  1,093,120
  1,100,000  A+/A1       Associates Corp., 8.15%, 8/1/09                         1,185,976
  1,000,000  BBB+/Baa1   AvalonBay Communities Inc., 6.8%, 7/15/06               1,006,350
  1,500,000  A-/A3       Hertz Corp., 6.25%, 3/15/09                             1,411,590
                                                                              ------------
                                                                              $  4,697,036
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         INSURANCE (PROPERTY-CASUALTY) - 2.9 %
$ 1,500,000  AAA/Aa1     GEICO Corp., 9.15%, 9/15/21                          $  1,580,235
  1,535,000  AA/Aa2      National Re Corp., 8.85%, 1/15/59                       1,672,659
  1,000,000  BBB+/Baa2   W.R.Berkley, 8.7%, 1/1/22                                 961,910
                                                                              ------------
                                                                              $  4,214,804
                                                                              ------------
                         REAL ESTATE - 1.7 %
  1,000,000  BBB-/Baa3   Colonial Realty Senior Note, 7.0%, 7/14/07           $    969,590
  1,500,000  BBB/Baa3    Mack-Cali Realty, 7.25%, 3/15/09                        1,466,115
                                                                              ------------
                                                                              $  2,435,705
                                                                              ------------
                         TOTAL FINANCIALS                                     $ 24,944,816
                                                                              ------------
                         HEALTH CARE - 3.2%
                         HEALTH CARE (DIVERSIFIED) - 0.6 %
    861,000  B+/B1       King Pharmaceutical Inc., 10.75%, 2/15/09            $    938,490
                                                                              ------------
                         HEALTH CARE (HOSPITAL MANAGEMENT) - 0.3 %
    375,000  BB+/Ba1     Columbia/HCA Healthcare Corp., 7.25%, 5/20/08        $    360,469
                                                                              ------------
                         HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 2.3 %
  1,070,000  BB+/Baa3    Beckman Instruments, Inc., 7.05%, 6/1/26             $  1,091,518
    750,000  B/B2        Bio-Rad Labs, Inc., 11.625%, 2/15/07                      810,000
  1,500,000  A-/Baa1     Guidant Corp., 6.15%, 2/15/06                           1,455,570
                                                                              ------------
                                                                              $  3,357,088
                                                                              ------------
                         TOTAL HEALTH CARE                                    $  4,656,047
                                                                              ------------
                         TECHNOLOGY - 1.4%
                         COMMUNICATIONS EQUIPMENT - 0.4 %
    612,000  B+/B1       L-3 Communications Holdings Corp., 8.5%, 5/15/08     $    621,180
                                                                              ------------
                         COMPUTER (HARDWARE) - 0.6 %
    900,000  BBB+/Baa1   Sun Microsystems Inc., 7.65%, 8/15/09                $    912,285
                                                                              ------------
                         ELECTRONICS (SEMICONDUCTORS) - 0.4 %
    500,000  B/B2        Fairchild Semiconductors, 10.5%,2/1/09               $    483,750
                                                                              ------------
                         TOTAL TECHNOLOGY                                     $  2,017,215
                                                                              ------------
                         TRANSPORTATION - 5.8%
                         AIR FREIGHT - 1.5 %
  2,000,000  BBB+/A3     Federal Express Corp., 8.4%, 8/15/09                 $  2,138,440
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

             S&P/MOODY'S
PRINCIPAL    RATINGS
AMOUNT       (UNAUDITED)                                                             VALUE
                         AIRLINES - 3.5 %
$ 1,395,289  BBB/Baa1    American Airlines, Inc.,9.71%, 1/2/07                $  1,440,581
  1,000,000  BB/Ba2      Northwest Airlines, Inc.,8.52%, 4/7/04                    979,790
  1,780,983  A+/A1       Southwest Airlines Co., 7.67%, 1/2/14                   1,817,226
  1,000,000  BB+/Ba1     United Air Lines, Inc., 9.125%, 1/15/12                   965,650
                                                                              ------------
                                                                              $  5,203,247
                                                                              ------------
                         RAILROADS - 0.8 %
  1,000,000  BBB/Baa1    Norfolk Southern Corp., 9.0%, 3/1/21                 $  1,148,980
                                                                              ------------
                         TOTAL TRANSPORTATION                                 $  8,490,667
                                                                              ------------
                         UTILITIES - 3.6 %
                         ELECTRIC COMPANIES - 1.6 %
    700,000  BB/Ba3      CMS Energy Corp., 7.5%, 1/15/09                      $    652,421
  1,000,000  BBB-/Baa3   Great Lakes Power Inc., 8.3%, 3/1/05                    1,034,290
    585,000  BBB/Baa2    NiSource Finance, 7.875%, 11/15/10                        619,603
                                                                              ------------
                                                                              $  2,306,314
                                                                              ------------
                         NATURAL GAS - 2.0 %
  1,000,000  A-/A3       Northern Natural Gas, 7.0%, 6/1/11 (144A)            $    985,850
  1,000,000  A/A2        Oneok, Inc., 6.0%, 2/1/09                                 928,010
  1,000,000  BBB/Baa2    Sonat Inc., 7.625%, 7/15/11                             1,005,100
                                                                              ------------
                                                                              $  2,918,960
                                                                              ------------
                         TOTAL UTILITIES                                      $  5,225,274
                                                                              ------------
                         TOTAL CORPORATE BONDS
                         (Cost $95,018,973)                                   $ 94,182,919
                                                                              ------------
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.6%
      4,958              Federal Home Loan Mortgage Corp.,
                         10.0%, 11/1/02                                       $      5,017
     23,554              Federal Home Loan Mortgage Corp.,
                         10.5%, 4/1/19                                              26,352
     17,177              Federal Home Loan Mortgage Corp,
                         REMIC Series 1988-24B, 9.5%, 1/15/05                       17,477
     58,353              Federal National Mortgage Association,
                         11.0%, 6/1/19                                              65,838
     26,946              Federal National Mortgage Association,
                         10.0%, 7/1/19                                              29,936

    The accomanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                               VALUE
$ 6,921,490              Federal National Mortgage Association,
                         7.0%, 1/1/31 to TBA 30YRS(c)                         $  6,959,979
    126,124              Federal National Mortgage Association,
                         REMIC 1989-19A, 10.3%, 4/25/19                            137,610
      7,751              Federal National Mortgage Association,
                         REMIC 1989-19B, 10.3%, 4/25/19                              8,471
     12,578              Government National Mortgage Association,
                         9.5%, 5/15/20                                              13,709
    131,492              Government National Mortgage Association,
                         10.0%, 1/15/18 to 7/15/20                                 146,325
  4,907,703              Government National Mortgage Association,
                         7.5%, 5/15/27 to 8/15/29                                5,042,999
  1,419,794              Government National Mortgage Association,
                         8.0%, 11/15/29 to 1/15/30                               1,472,369
  8,515,137              Government National Mortgage Association,
                         7.0%, 12/15/13 to 2/15/30                               8,613,972
  2,939,322              Government National Mortgage Association,
                         6.5%, 3/15/29 to 4/15/31                                2,913,601
     43,446              Government National Mortgage Association I,
                         10.0%, 1/15/06                                             45,105
    743,494              Government National Mortgage Association I,
                         7.0%, 3/15/31                                             751,316
     29,564              Government National Mortgage Association II,
                         9.5%, 12/20/20                                             31,677
    933,869              Government National Mortgage Association II,
                         6.5%, 11/20/30                                            922,102
     20,988              Government National Mortgage Association,
                         Midget, 10.0%, 5/15/04                                     21,649
  1,500,000              Government National Mortgage Association,
                         REMIC Series 1998-21, 6.5%, 10/20/11                    1,529,550
  3,000,000              U.S. Treasury Bonds, 8.0%, 11/15/21                     3,737,670
  4,500,000              U.S. Treasury Bonds, 6.25%, 8/15/23 to
                         5/15/30                                                 4,704,455
  1,500,000              U.S. Treasury Notes, 6.5%, 2/15/10                      1,611,495
  2,575,000              U.S. Treasury Notes, 7.5%, 11/15/16                     3,003,429
                                                                              ------------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $41,114,574)                                   $ 41,812,103
                                                                              ------------

    The accomanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                               VALUE
                         FOREIGN GOVERNMENT SPONSORED - 1.1%
$ 1,500,000              Hydro-Quebec, 8.00%, 2/1/13                          $  1,657,665
                                                                              ------------
                         TOTAL FOREIGN GOVERNMENT SPONSORED
                         (Cost $1,675,200)                                    $  1,657,665
                                                                              ------------
                         TEMPORARY CASH INVESTMENT - 3.7%
                         COMMERCIAL PAPER - 3.7%
  5,357,000              Household Finance Corp., 4.12%, 7/2/01               $  5,357,000
                                                                              ------------
                         TOTAL TEMPORARY CASH INVESTMENT
                         (Cost $5,357,000)                                    $  5,357,000
                                                                              ------------
                         TOTAL INVESTMENT IN SECURITIES AND
                         TEMPORARY CASH INVESTMENT - 100.%
                         (Cost $146,432,392)                                  $146,333,227
                                                                              ============

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2001, the value of these securities amounted to $6,802,960, or 4.7% of total net assets.

(a) At June 30, 2001, the net unrealized loss on investment, based on cost for federal income tax purposes of $146,633,915 was as follows:

Aggregate gross unrealized gain for all investments in which
there is an excess of value over tax cost                           $ 2,401,506

Aggregate gross unrealized loss for all investments in which
there is an excess of tax cost over value                            (2,702,194)
                                                                    -----------
Net unrealized loss                                                 $  (300,688)
                                                                    ===========

(b) At June 30, 2001, the Fund had a net capital loss which will carryforward of $11,743,127, expire between 2003 and 2009 if not utilized.

(c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2001, were as follows:

                                                 PURCHASES              SALES
                                                -----------          -----------
Long-term US Government                         $47,075,458          $48,300,504
Other Long-term Securities                       12,757,588           18,278,219

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

    The accomanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/01

ASSETS:
  Investments in securities, at value (including temporary cash
     investment of $5,357,000) (cost $146,432,392)                   $ 146,333,227
  Receivables -
     Investment securities sold                                                460
     Fund shares sold                                                      229,014
     Interest                                                            2,750,182
  Other                                                                      1,013
                                                                     -------------
       Total assets                                                  $ 149,313,896
                                                                     -------------

LIABILITIES:
  Payables -
     Investment securities purchased                                 $   5,061,302
     Fund shares repurchased                                               163,426
     Dividends                                                             172,175
  Due to bank                                                                1,374
  Due to affiliates                                                        146,991
  Accrued expenses                                                         156,559
                                                                     -------------
       Total liabilities                                             $   5,701,827
                                                                     -------------

NET ASSETS:
  Paid-in capital                                                    $ 155,497,327
  Accumulated undistributed net investment income                          158,557
  Accumulated net realized loss on investments                         (11,944,650)
  Net unrealized loss on investments                                       (99,165)
                                                                     -------------
       Total net assets                                              $ 143,612,069
                                                                     =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $98,003,888/11,165,644 shares)                   $        8.78
                                                                     =============
  Class B (based on $38,230,885/4,360,407 shares)                    $        8.77
                                                                     =============
  Class C (based on $7,377,296/845,254 shares)                       $        8.73
                                                                     =============

MAXIMUM OFFERING PRICE:
  Class A                                                            $        9.19
                                                                     =============

    The accomanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

   FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME:
   Interest                                                                    $ 10,967,084
                                                                               ------------

EXPENSES:
   Management fees                                              $    707,594
   Transfer agent fees
      Class A                                                        270,399
      Class B                                                        129,244
      Class C                                                         30,923
   Distribution fees
      Class A                                                        248,813
      Class B                                                        356,475
      Class C                                                         63,470
   Administrative fees                                                34,360
   Custodian fees                                                     54,758
   Registration fees                                                  78,829
   Professional fees                                                  10,615
   Printing                                                           65,700
   Fees and expenses of nonaffiliated trustees                        11,228
   Miscellaneous                                                       7,507
                                                                ------------
      Total expenses                                                           $  2,069,915
      Less fees paid indirectly                                                     (31,398)
                                                                               ------------
      Net expenses                                                             $  2,038,517
                                                                               ------------
         Net investment income                                                 $  8,928,567
                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                            $ (1,375,194)
   Change in net unrealized loss on investments                                   6,128,739
                                                                               ------------
         Net gain on investments                                               $  4,753,545
                                                                               ------------
         Net increase in net assets resulting from operations                  $ 13,682,112
                                                                               ------------

    The accomanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

   FOR THE YEARS ENDED 6/30/01 AND 6/30/00

                                                              YEAR ENDED       YEAR ENDED
FROM OPERATIONS:                                               6/30/01          6/30/00
  Net investment income                                     $   8,928,567    $  10,845,537
  Net realized loss on investments                             (1,375,194)      (6,904,742)
  Change in net unrealized gain (loss) on investments           6,128,739       (2,601,649)
                                                            -------------    -------------
     Net increase in net assets resulting from operations   $  13,682,112    $   1,339,146
                                                            -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.57 and $0.58 per share, respectively)        $  (6,528,863)   $  (7,812,946)
   Class B ($0.31 and $0.51 per share, respectively)           (1,942,382)      (2,547,821)
   Class C ($0.51 and $0.46 per share, respectively)             (373,290)        (456,721)
                                                            -------------    -------------
     Total distributions to shareowners                     $  (8,844,535)   $ (10,817,488)
                                                            -------------    -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $  91,170,199    $  90,338,479
  Reinvestment of distributions                                 6,651,577        8,109,094
  Cost of shares repurchased                                 (104,929,049)    (132,759,583)
   Net decrease in net assets resulting from fund
     share transactions                                     $  (7,107,273)   $ (34,312,010)
                                                            -------------    -------------
   Net decrease in net assets                               $  (2,269,696)   $ (43,790,352)

NET ASSETS:
  Beginning of year                                           145,881,765      189,672,117
                                                            -------------    -------------
  End of year (including accumulated undistributed
   net investment income of $158,557 and
   $55,980, respectively)                                   $ 143,612,069    $ 145,881,765
                                                            =============    =============

CLASS A                           '01 SHARES      '01 AMOUNT      '00 SHARES      '00 AMOUNT
Shares sold                        8,252,539    $ 71,930,064       6,961,511    $ 59,973,090
Reinvestment of distributions        589,339       5,123,837         710,968       6,121,497
Less shares repurchased           (9,753,803)    (84,775,939)    (10,081,538)    (86,763,886)
                                ------------    ------------    ------------    ------------
   Net decrease                     (911,925)   $ (7,722,038)     (2,409,059)   $(20,669,299)
                                ------------    ------------    ------------    ------------
CLASS B
Shares sold                        1,642,167    $ 14,334,324       1,752,374    $ 15,137,966
Reinvestment of distributions        145,514       1,261,155         195,908       1,681,866
Less shares repurchased           (1,841,146)    (15,915,309)     (3,126,491)    (26,892,331)
                                ------------    ------------    ------------    ------------
   Net decrease                      (53,465)   $   (319,830)     (1,178,209)   $(10,072,499)
                                ------------    ------------    ------------    ------------
CLASS C
Shares sold                          565,772    $  4,905,811       1,740,006    $ 15,227,423
Reinvestment of distributions         30,767         266,585          35,624         305,731
Less shares repurchased             (492,161)     (4,237,801)     (2,200,860)    (19,103,366)
                                ------------    ------------    ------------    ------------
   Net increase (decrease)           104,378    $    934,595        (425,230)   $ (3,570,212)
                                ------------    ------------    ------------    ------------

    The accomanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/01

                                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                            6/30/01      6/30/00      6/30/99      6/30/98     6/30/97
CLASS A
Net asset value, beginning of period                        $  8.47     $   8.94     $   9.37     $   9.07     $  9.08
                                                            -------     --------     --------     --------     -------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.57     $   0.58     $   0.56     $   0.59     $  0.63
   Net realized and unrealized gain (loss) on investments      0.31        (0.47)       (0.43)        0.30       (0.01)
                                                            -------     --------     --------     --------     -------
        Net increase from investment operations             $  0.88     $   0.11     $   0.13     $   0.89     $  0.62
Distributions to shareowners:
   Net investment income                                      (0.57)       (0.58)       (0.56)       (0.59)      (0.63)
                                                            -------     --------     --------     --------     -------
Net increase (decrease) in net asset value                  $  0.31     $  (0.47)    $  (0.43)    $   0.30     $ (0.01)
                                                            -------     --------     --------     --------     -------
Net asset value, end of period                              $  8.78     $   8.47     $   8.94     $   9.37     $  9.07
                                                            =======     ========     ========     ========     =======
Total return*                                                 10.70%        1.30%        1.35%       10.04%       7.09%
Ratio of net expenses to average net assets+                   1.21%        1.18%        1.04%        1.18%       1.14%
Ratio of net investment income to average net assets+          6.53%        6.68%        6.01%        6.34%       6.97%
Portfolio turnover rate                                          43%          60%          46%          44%         48%
Net assets, end of period (in thousands)                    $98,004     $102,349     $129,487     $114,326     $98,310
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                1.18%        1.15%        1.02%        1.17%       1.12%
   Net investment income                                       6.56%        6.71%        6.03%        6.35%       6.99%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.

    The accomanying notes are an integral part of these financial statements.

                                                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                            6/30/01     6/30/00     6/30/99     6/30/98     6/30/97
CLASS B
Net asset value, beginning of period                        $  8.44     $  8.91     $  9.33     $  9.03     $  9.02
                                                            -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income                                    $  0.50     $  0.50     $  0.48     $  0.51     $  0.56
   Net realized and unrealized gain (loss) on investments      0.30       (0.46)      (0.42)       0.31       (0.01)
                                                            -------     -------     -------     -------     -------
        Net increase from investment operations             $  0.80     $  0.04     $  0.06     $  0.82     $  0.55
Distributions to shareowners:
   Net investment income                                      (0.47)      (0.51)      (0.48)      (0.52)      (0.54)
                                                            -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                  $  0.33     $ (0.47)    $ (0.42)    $  0.30     $  0.01
                                                            -------     -------     -------     -------     -------
Net asset value, end of period                              $  8.77     $  8.44     $  8.91     $  9.33     $  9.03
                                                            =======     =======     =======     =======     =======
Total return*                                                  9.71%       0.48%       0.57%       9.21%       6.24%
Ratio of net expenses to average net assets+                   2.05%       2.05%       1.86%       1.98%       1.97%
Ratio of net investment income to average net assets+          5.72%       5.81%       5.18%       5.52%       6.12%
Portfolio turnover rate                                          43%         60%         46%         44%         48%
Net assets, end of period (in thousands)                    $38,231     $37,269     $49,816     $30,888     $20,104
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                2.04%       2.03%       1.83%       1.97%       1.96%
   Net investment income                                       5.73%       5.83%       5.21%       5.53%       6.13%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.

    The accomanying notes are an integral part of these financial statements.

                                                          YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED YEAR ENDED
                                                            6/30/01    6/30/00    6/30/99     6/30/98    6/30/97
CLASS C
Net asset value, beginning of period                        $ 8.46     $ 8.89     $  9.31     $ 9.02     $ 9.02
                                                            ------     ------     -------     ------     ------
Increase (decrease) from investment operations:
   Net investment income                                    $ 0.48     $ 0.48     $  0.48     $ 0.52     $ 0.54
   Net realized and unrealized gain (loss) on investments     0.30      (0.45)      (0.42)      0.29         --
                                                            ------     ------     -------     ------     ------
        Net increase from investment operations             $ 0.78     $ 0.03     $  0.06     $ 0.81     $ 0.54
Distributions to shareowners:
   Net investment income                                     (0.51)     (0.46)      (0.48)     (0.52)     (0.54)
                                                            ------     ------     -------     ------     ------
Net increase (decrease) in net asset value                  $ 0.27     $(0.43)    $ (0.42)    $ 0.29     $   --
                                                            ------     ------     -------     ------     ------
Net asset value, end of period                              $ 8.73     $ 8.46     $  8.89     $ 9.31     $ 9.02
                                                            ======     ======     =======     ======     ======
Total return*                                                 9.46%      0.36%       0.60%      9.12%      6.13%
Ratio of net expenses to average net assets+                  2.18%      2.32%       1.86%      1.90%      2.05%
Ratio of net investment income to average net assets+         5.56%      5.53%       5.17%      5.58%      5.83%
Portfolio turnover rate                                         43%        60%         46%        44%        48%
Net assets, end of period (in thousands)                    $7,377     $6,264     $10,369     $8,515     $4,588
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                               2.15%      2.30%       1.83%      1.89%      1.92%
   Net investment income                                      5.59%      5.55%       5.20%      5.59%      5.96%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.

    The accomanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/01

      1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

      The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

      The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      As required, effective January 1, 2001, the Fund has adopted the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and, will result in a $1,026,823 reduction in the cost of securities and a corresponding increase in net unrealized appreciation, based on securities held by the Fund on July 1, 2001.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

      At June 30, 2001, the Fund has reclassified $18,545 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.    FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $20,177 in underwriting commissions on the sale of fund shares for the year ended ended June 30, 2001.

D.    CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

      2. MANAGEMENT AGREEMENT

      Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

      In addition, under the management and administation agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2001, $63,808 was payable to PIM related to management fees, administrative fees and certain other services.

      3. TRANSFER AGENT

      PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $33,369 in transfer agent fees payable to PIMSS at June 30, 2001.

      4. DISTRIBUTION PLANS

      The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $49,814 in distribution fees payable to PFD at June 30, 2001.

      In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2001, CDSCs in the amount of $68,419 were paid to PFD.

      5. EXPENSE OFFSETS

      The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 2001, the Fund's expenses were reduced by $31,398 under such arrangements.

REPORT OFINDEPENDENT PUBLICACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER BOND FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 10, 2001

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER

Pioneer Investment Management, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management
Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS

UNITED STATES

Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL

Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund**
Pioneer International Value Fund
(formerly Pioneer International Growth Fund)+
Pioneer International Equity Fund (formerly Pioneer World Equity Fund)+

SECTOR FUNDS

Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS

Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS

TAXABLE

Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund**
Pioneer Strategic Income Fund

TAX-FREE

Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**    Closed to new investors effective June 29, 2001.
+     Effective July 30, 2001

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO] PIONEER
       INVESTMENTS(R)


PIONEER INVESTMENT MANAGEMENT, INC.                                10292-00-0801
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                 [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER